Exhibit 14

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (“Registration Statement”) of our report dated February 22, 2006, relating to the financial statements and financial highlights which appears in the December 31, 2005 Annual Report to Shareholders of DWS Variable Series I (formerly Scudder Variable Series I), which is also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firms”, and in Exhibit A “Form of Agreement and Plan of Reorganization” under the heading “Representations and Warranties” in such Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Financial Statements” included in Form N-1A of DWS Variable Series I (formerly Scudder Variable Series I) dated April 26, 2006, which is incorporated by reference into such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 28, 2006

Exhibit 14

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Independent Registered Public Accounting Firm” and “Representations and Warranties” (paragraph 4.2(f)) of the Agreement and Plan of Reorganization for DWS Variable Series II (the Trust) included in the Prospectus/Proxy Statement that forms part of the Registration on Form N-14 of the Trust (File No. 333-135836) (“the N-14 Registration Statement”) and to the references to us included in the Trust’s Prospectus and Statement of Additional Information dated May 1, 2006 which are incorporated into the N-14 Registration Statement, and to the incorporation into the N-14 Registration Statement of our report dated February 16, 2006, on the financial statements and financial highlights of the Trust included in the Annual Report dated December 31, 2005.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

August 24, 2006